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Illumina addresses recent developments in China
Announces Fiscal Year 2025 Non-GAAP Diluted EPS of Approximately $4.50
San Diego, March 10, 2025 /PRNewswire/ -- Illumina, Inc. (Nasdaq: ILMN) (“Illumina” or the “company”) today responded to the March 4, 2025 notice from the China Ministry of Commerce (“MOFCOM”) that Illumina is not permitted to export sequencing instruments into China. Illumina respects MOFCOM’s decision and will continue to comply with all applicable laws and regulations wherever the company operates. Illumina has had a long-standing presence in China, and the company continues to serve its clinical and research customers there.
“We remain focused on achieving high-single-digit revenue growth by 2027, while expanding our margins,” said Jacob Thaysen, CEO of Illumina. “We are confident in the large global market opportunity for our solutions, the strength of our business, and our strategy to continue to lead innovation in genomics and multiomics in support of our customers.”
As the company recently highlighted, Illumina will continue expanding its multiomics portfolio with new roadmap technologies spanning genomics, spatial, single cell, and methylation, as well as a new multimodal data analysis platform. These solutions leverage the power of Illumina's leading NovaSeq X series platform and will enable researchers to derive breakthrough insights around the drivers of disease. The company will also continue to invest in its services, data, and software offerings that support its core sequencing and multiomics businesses. Each of these efforts supports Illumina's customers’ important work and underpins Illumina’s strategy as presented during its August 2024 Strategy Update.
Illumina also announced it expects Core Illumina fiscal 2025 non-GAAP diluted EPS of approximately $4.50. The company is instituting an incremental approximately $100 million cost reduction program for fiscal 2025. These savings would mitigate the impact of a range of potential scenarios for a reduction in revenue and related operating income from the company’s Greater China business. The cost reduction program includes optimizing stock-based compensation and non-labor spending and accelerating certain productivity measures.
“Our new fiscal 2025 guidance provides for limited further earnings contribution from China, and assumes a continuation of the macro trends we see today,” said Ankur Dhingra, CFO of Illumina. “We will continue to invest in our growth strategy, while taking actions to achieve EPS of approximately $4.50 in 2025, and then grow from there.”

Financial outlook and guidance
The company provides forward-looking guidance on a non-GAAP basis. The company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures because it is unable to predict with reasonable certainty the impact of items such as acquisition-related expenses, gains and losses from strategic investments, fair value adjustments to contingent consideration, potential future asset impairments, restructuring activities, and the ultimate outcome of pending litigation without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted earnings per share, net income, gross margin, operating expenses, including research and development expense, selling general and administrative expense, legal contingencies and settlement, and goodwill and intangible impairment, operating income, operating margin, gross profit, other income (expense), tax provision, constant currency revenue growth, and free cash flow (on a consolidated and, as applicable, segment basis) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets, among others, as well as the effects of currency translation. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance. Non-GAAP net income, diluted earnings per share and operating margin are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information, to more fully understand its business.

Use of forward-looking statements
This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) uncertainty regarding the impact of our recent inclusion by the China Ministry of Commerce (“MOFCOM”) announcement that Illumina is included on its “unreliable entities list,” MOFCOM's decision not to permit us to export sequencing instruments into China, as well as tariffs recently imposed or threatened by the U.S. government and its trading partners, and other possible tariffs or trade protection measures; (v) our ability to manufacture robust instrumentation and consumables; (vi) the success of products and services competitive with our own; (vii) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (viii) the impact of recently launched or pre-announced products and services on existing products and services; (ix) our ability to modify our business strategies to accomplish our desired operational goals; (x) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (xi) our ability to further develop and commercialize our instruments, consumables, and products; (xii) to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xiii) the risk of additional litigation arising against us in connection with the GRAIL acquisition; (xiv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xv) our ability to obtain regulatory clearance for our products from government agencies; (xvi) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth or armed conflict; (xviii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xix) legislative, regulatory and economic developments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit www.illumina.com and connect with us on X, Facebook, LinkedIn, Instagram, TikTok, and YouTube.

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